UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) – June 1, 2017

WEST PHARMACEUTICAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-8036	23-1210010
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Herman O. West Drive, Exton, PA		19341-0645
(Address of principal executive offices)		(Zip Code)

 Registrant’s telephone number, including area code: 610-594-2900

Not Applicable
(Former name or address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

On June 1, 2017, West Pharmaceutical Services, Inc. (the “Company”) announced that its Board of Directors (the “Board”) had elected Deborah Keller as its newest member. With the addition of Ms. Keller, the Board increased in size to 11 directors.

Ms. Keller, 54, has served as a Principal at Black Frame Advisors, LLC, an advisory and consulting firm, since her retirement as Chief Executive Officer (“CEO”) of Covance Drug Development, a business segment of Laboratory Corporation of America® Holdings, in October 2016. Prior to her appointment as CEO in July 2015, Ms. Keller spent more than 28 years at Covance in a number of leadership roles, including Corporate Executive Vice President and Group President of Research and Development Laboratories, Corporate Senior Vice President and President of Discovery and Translational Services, and Vice President of Analytical Services in Europe. Prior to joining Covance, Ms. Keller began her career as an Analytical Chemist at Perrigo Company.

Ms. Keller will be entitled to the customary compensation arrangements for the Company’s non-employee directors, which consists of an $80,000 annual retainer and a restricted stock unit grant of $160,000, both prorated based on Ms. Keller's period of service in 2017. In addition, she will be eligible to participate in the Company's Director Deferred Compensation Plan. The Company’s most recent proxy statement, filed with the Securities and Exchange Commission on March 22, 2017, describes these arrangements under the heading “Director Compensation”.

Ms. Keller will enter into our standard form of indemnification agreement, the form of which was included as Exhibit 10.1 to our Current Report on Form 8-K filed on January 6, 2009.

There were no arrangements or understandings between Ms. Keller and any other person pursuant to which she was elected as a director, and there are and have been no transactions since the beginning of the Company’s last fiscal year, or currently proposed, between the Company and Ms. Keller.

Item 7.01 Regulation FD Disclosure.

On June 1, 2017, the Company issued a press release announcing the appointment of Ms. Keller to the Board. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor will it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific referencing in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
	Exhibit 99.1	West Pharmaceutical Services, Inc. Press Release, dated June 1, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST PHARMACEUTICAL SERVICES, INC.

/s/ William J. Federici
William J. Federici
Senior Vice President and Chief Financial Officer

June 1, 2017

EXHIBIT INDEX

Exhibit No.	Description
99.1	West Pharmaceutical Services, Inc. Press Release, dated June 1, 2017.

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